                                                                    EXHIBIT 10.2

INDEPENDENT AUDITORS' CONSENT

    We consent to the incorporation by reference of our report dated
February 8, 2001 (relating to the consolidated financial statements of DaimlerChrysler Corporation not presented separately herein), included as
Exhibit 10.3 of this Annual Report on Form 20-F/A of DaimlerChrysler AG for the year ended December 31, 2001, in the following Registration Statements:

                        REGISTRATION
FORM                    STATEMENT NO.   ISSUER
----                    -------------   ------
F-3                     333-13160       DaimlerChrysler North America Holding Corporation
S-8                     333-5074        DaimlerChrysler AG
S-8                     333-7082        DaimlerChrysler AG
S-8                     333-8998        DaimlerChrysler AG
S-8                     333-86934       DaimlerChrysler AG
S-8                     333-86936       DaimlerChrysler AG

Deloitte & Touche LLP
Detroit, Michigan
September 25, 2002